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                                                                    Exhibit 10.1

                       AMERICA ONLINE LATIN AMERICA, INC.

                                 2000 STOCK PLAN



1.  PURPOSES OF THE PLAN.
    --------------------

    The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company and its Affiliates in order to attract such people, to induce them to work for the benefit of the Company or an Affiliate, and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.


2.  DEFINITIONS.
    -----------

    Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this America Online Latin America, Inc. 2000 Stock Plan, have the following meanings:

     Administrator means the Board of Directors, unless it has delegated power
     -------------
     to act on its behalf to the Committee, in which case the Administrator means the Committee; provided, however, that the ultimate authority to make determinations and to take actions in connection with the Plan shall be with the Board of Directors.

     Affiliate, with respect to ISOs means a corporation which, for purposes
     ---------
     of Section 424 of the Code, is a subsidiary of the Company, direct or indirect, and with respect to Non-Qualified Options, means any corporation, company or other entity whose financial results are consolidated with those of the Company in accordance with U.S. generally accepted accounting principles, all as determined by the Administrator.

     AOL Warrant means the warrant to purchase securities of the Company held
     -----------
     by America Online, Inc.

     Board of Directors or Board means the Board of Directors of the Company.
     ------------------    -----

     Cause shall have the meaning set forth in the Option Agreement with respect
     -----
     to the Option.

     Change in Control means any of the following transactions to which the
     -----------------
     Company is a party:

     (1) a Corporate Transaction, unless securities representing 50% or more (on a fully diluted basis, including, without limitation and in accordance with U.S. generally accepted accounting principles, the conversion of convertible preferred stock into Common Stock, the exercise of the AOL Warrant for Common Stock and the exercise of all outstanding Options) of either the outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the person or persons who were the beneficial holders of such outstanding Common Stock and outstanding company voting securities immediately prior to such Corporate Transaction; or

     (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company. For the purposes of this definition, all or substantially all of the assets of the Company means at least 80% of the assets of the Company determined with reference to the value thereof on the most recent balance sheet.

     Code means the United States Internal Revenue Code of 1986, as amended.
     ----

     Committee means the committee of the Board of Directors to which the Board
     ---------
     of Directors has delegated power to act under or pursuant to the provisions of the Plan.

     Common Stock means shares of the Company's Class A common stock, US$.01 par
     ------------
     value per share.

     Company means America Online Latin America, Inc., a Delaware corporation.
     -------

     Corporate Transaction means a merger or consolidation involving the
     ---------------------
     Company.

     Disability or Disabled means permanent and total disability as defined in
     ----------    --------
     Section 22(e)(3) of the Code.

     Fair Market Value of a Share of Common Stock means:
     -----------------

     (1) If the Common Stock is listed on a securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the reported closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date;

     (2) If the Common Stock is not traded on a securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause
     (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

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     (3) If the Common Stock is neither listed on a securities exchange nor traded in the over-the-counter market, an amount determined in good faith by the Board of Directors (or the Administrator pursuant to authority delegated by the Board) taking into consideration (a) the Total Equity Value divided by the number of Shares outstanding (on a fully diluted basis, including, without limitation and in accordance with U.S. generally accepted accounting principles, the conversion of convertible preferred stock into Common Stock, the exercise of the AOL Warrant for Common Stock and the exercise of all outstanding Options) as of the most recent date Total Equity Value was determined, and (b) business developments subsequent to such valuation date.

     ISO means an option meant to qualify as an incentive stock option under
     ---
     Section 422 of the Code.

     Key Employee means an employee of the Company or of an Affiliate
     ------------
     (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

     Non-Qualified Option means an option which is not intended to qualify as
     --------------------
     an ISO.

     Option means an ISO or Non-Qualified Option granted under the Plan.
     ------

     Option Agreement means an agreement between the Company and a Participant
     ----------------
     delivered pursuant to the Plan, in such form as the Administrator shall approve.

     Participant means a Key Employee, director or consultant to whom one or
     -----------
     more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

     Plan means this America Online Latin America, Inc. 2000 Stock Plan, as it
     ----
     may be amended from time to time.

     Registration means the registration of the Common Stock under the
     ------------
     Securities Exchange Act of 1934 for trading, listing or quotation on a securities exchange or other market.

     Shares means shares of Common Stock as to which Stock Rights have been or
     ------
     may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of
     Section 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

     Stock Grant  means a grant by the Company of Shares under the Plan.
     -----------

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     Stock Grant Agreement means an agreement between the Company and a
     ---------------------
     Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

     Stock Right means a right to Shares of the Company granted pursuant to the
     -----------
     Plan -- an ISO, a Non-Qualified Option or a Stock Grant.

     Survivors means a deceased Participant's legal representatives and/or any
     ---------
     person or persons who acquired the Participant's rights to an a Stock Right by will or by the laws of descent and distribution or such similar laws applicable to the deceased Participant.

     Total Equity Value means the aggregate fair value of all of the Common
     ------------------
     Stock as most recently determined pursuant to Section 27 of the Plan (on a fully diluted basis, including, without limitation and in accordance with U.S. generally accepted accounting principles, the conversion of convertible preferred stock into Common Stock, the exercise of the AOL Warrant for Common Stock and the exercise of all outstanding Options).

3.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares which may be issued from time to time pursuant to this Plan shall be ____ or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Section 24 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.


4.   ADMINISTRATION OF THE PLAN.
     --------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized, under the control and responsibility of the Board of Directors, to:

     a. Interpret the provisions of the Plan or of any Option, Option Agreement, Stock Grant or Stock Grant Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

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     b.   Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants of the Company or of an Affiliate shall be granted Stock Rights;

     c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 2,000,000 Shares be granted to any Participant in any fiscal year;

     d. Determine the Fair Market Value of a Share of Common Stock if the Common Stock is neither listed on a securities exchange nor traded in the over-the-counter market; and

     e. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted, including imposing conditions on the exercise or vesting of Options, on a jurisdiction by jurisdiction basis, as may in the judgment of the Administrator, be necessary or desirable in order to recognize differences in local law, tax policy or customs;

provided that the issuance of authorized but unissued shares of Common Stock of the Company and the formalities relating thereto shall at all times be effectuated by the Board of Directors, and provided further that all interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs.

     Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it and the determination by the Administrator of Fair Market Value shall be final and binding on all persons, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Rights under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements or Stock Grant Agreements, as to (a) the persons to receive Stock Rights under the Plan, (b) the terms and provisions of Stock Rights under the Plan, and (c) whether a termination of service with the Company and any Affiliate has occurred.

     No member of the Board of Directors or the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right.


5.   ELIGIBILITY FOR PARTICIPATION.
     -----------------------------

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding any of the foregoing

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provisions, the Administrator may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Key Employees. Non-Qualified Options and Stock Grants may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.


6.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. Each Option shall be subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate (including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto).

   A.   Non-Qualified Options: Each Option intended to be a Non-Qualified Option
        ---------------------
   shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Options:

          a. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the nominal or par value per share.

          b. Each Option Agreement shall state the number of Shares to which it pertains.

          c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

          d. Options may be exercised in accordance with Section 8 of the Plan and the applicable Option Agreement and subject to the restrictions on exercise set forth in Sections 12 through 16 of the Plan.

          e. Exercise of any Option may be conditioned upon the Participant's execution of a Share Purchase Agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other stockholders, including requirements that:

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            i. Prior to the Registration of shares of the Common Stock and the termination of any applicable lock-up period agreed to by the Company and in effect following the Registration (the "Lock-up Period"), the Participant and the Participant's Survivors shall not sell or transfer the Shares issued upon exercise of the Option, other than to the Company or an Affiliate; and

           ii. Prior to the Registration of shares of the Common Stock and the termination of the Lock-up Period, any financial or other information that the Participant or the Participant's Survivors receives from the Company in their capacity as shareholders will be deemed confidential and subject to nondisclosure obligations.

            f. Limitation on Grant of Options: No Option shall be granted after the date provided in Section 31 of the Plan.

            g. Directors' Options: In addition to any other grants of Options which the Administrator may deem appropriate, each director of the Company who is not an employee of the Company or any Affiliate, upon first being elected or appointed to the Board of Directors, shall be granted a Non-Qualified Option to purchase 60,000 Shares; provided, however, that the Board of Directors shall be entitled to grant an Option for such higher number of shares as may be appropriate (as determined by the Board of Directors) for recruitment purposes. Each Option granted pursuant to this Section 6.A.g shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten years, and (iii) subject to the provisions of Section 12 of the Plan, shall become exercisable in full one year from the date of grant (subject to the securities and other laws of any jurisdiction which apply to such Option). The Board of Directors may amend this
            Section 6.A.g to increase, reduce, eliminate, or institute Option grants for Board, Committee, or other individual or collective service under this Plan.

     B.  ISOs:  Each Option intended to be an ISO shall so state and shall be
         ----
     issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

            a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Section 6.A above, except clauses (a) and (g) thereunder.

            b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

               i.   10% or less of the total combined voting power of all
                        -------
                    classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option.

               ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than 110% of the Fair Market Value on the date of grant.

          c.   Term of Option:  For Participants who own

               i.   10% or less of the total combined voting power of all
                        -------
                    classes of stock of the Company or an Affiliate, each Option shall terminate not more than 10 years from the date of the grant or at such earlier time as the Option Agreement may provide.

               ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000, provided that this subsection (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

          e.   Limitation on Grant of ISOs:  No ISOs shall be granted after
          [     ], the date which is the earlier of 10 years from the date of
                                         -------
          the adoption of the Plan by the Company and the date of the approval of the Plan by the stockholders of the Company.

          f. To the extent that an Option which is intended to be an ISO fails to so qualify, it shall be treated as a Non-Qualified Option.


7.   TERMS AND CONDITIONS OF STOCK GRANTS.
     ------------------------------------

     Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required

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by law or requested by the Company, by the Participant. The Stock Grant
Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

     (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

     (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

     (c) Each Stock Grant Agreement shall include the terms of any right of the Company to reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.


8.   EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.
     ------------------------------------------

     An Option (or any part or installment thereof) shall be exercised by giving written notice, in the form prescribed by the Administrator, to the Company at its registered office address, together with provision for payment of the full purchase price in accordance with this Section for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars (or such other currency as may be designated by the Administrator) in cash or by check (fees prepaid), or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by delivery of the Participant's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable U.S. Federal rate as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, through such other method of payment approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the purchase price for Shares to be acquired upon exercise of an Option held by a Participant residing in Brazil must be paid only pursuant to (a) or (d) above.

     The Company shall then reasonably promptly issue the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance of the Shares may be delayed by the Company as the Company deems necessary or appropriate in order to comply with any law or regulation (including, without limitation, applicable securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon issuance, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 28) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code as described in Section 6.B.d.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, and (ii) if any amendment is materially adverse to the Participant, any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.


9.   ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.
     ---------------------------------------------

     A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company at its registered office address, together with provision for payment of the full purchase price, if any, in accordance with this Section for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars (or such other currency as may be designated by the Administrator) in cash or by check (fees prepaid), or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, through such other method of payment approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above.

     The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the

Shares may be delayed by the Company as the Company deems necessary or appropriate in order to comply with any law or regulation (including, without limitation, applicable securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.


10.  RIGHTS AS A STOCKHOLDER.
     -----------------------

     No Participant to whom a Stock Right has been granted shall have rights as a stockholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance (and satisfaction of such other conditions for the transfer of Shares as may be required pursuant to the Stock Right) and registration of the Shares in the Company's share register in the name of the Participant.


11.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
     -------------------------------------------------

     By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution or such similar laws applicable to the deceased Participant, or
(ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement or Stock Grant Agreement. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Section. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, only by such Participant (or, in the event of legal incapacity or incompetency, by his or her guardian or legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, or subject to any hedging transaction. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void and not enforceable against the Company and shall give the Administrator the right to cancel immediately all outstanding and unexercised or not yet accepted Stock Rights held by the Participant.


12.  RESTRICTIONS ON EXERCISE.
     ------------------------

     Notwithstanding any other provision of this Plan (including, without limitation, Sections 6.A.g, 13, 15 and 16), a Participant, or the Participant's Survivors, shall not be entitled to exercise an Option until the earlier of (i) the date that the Company completes a Registration or

(ii) June __, 2002 [two years following the date of adoption of the Plan]. Except as provided in Sections 13, 15 and 16, exercise of an Option following June __,2002 and prior to completion by the Company of a Registration may be made only during the 30 day period following June __, 2002 and the 30 day period following any subsequent anniversary thereof.

     Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary or appropriate under any applicable law, including but not limited to an effective registration under applicable securities laws.


13.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH
     ---------------------------------------------------------------------------
     OR DISABILITY.
     -------------

     Except as otherwise provided in the pertinent Option Agreement and subject to the restrictions set forth in Section 12 hereof, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Sections 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is, pursuant to Section 12, exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement. An Option that is not exercisable on the date of termination of service is cancelled on such date and may not be exercised. An Option that is exercisable on the date of termination of service, but not exercised within the term as the Administrator has designated in the pertinent Option Agreement is cancelled and may not be exercised thereafter.

     b. Except as provided in Subsection (c) below, or Section 15 or 16, in no event may an Option Agreement provide that the time for exercise be later than the earlier of (i) 60 calendar days after the Participant's termination of service or (ii) the date of expiration of the term of the Option.

     c. The provisions of this Section 13, and not the provisions of Section 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies within 60 calendar days after the termination of service. Such a Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of service, but prior to the exercise of an Option, the Board of

          Directors determines in good faith that, prior to the Participant's termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall immediately cease to have any right to exercise any Option and all outstanding and unexercised Options will immediately be forfeited.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Section 2 of the Plan), or who is on leave of absence which has been approved by the Company or an Affiliate for any purpose, shall not, during the period of any such approved absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator acting in good faith or the Option Agreement may otherwise expressly provide.

     f. For purposes of Sections 13 through 21 hereof, a change in a Participant's status from an employee or director of the Company or any Affiliate to a consultant of the Company or any Affiliate shall be deemed to be a termination of service, unless the Administrator chooses, in the Administrator's discretion, not to deem this change in status as a termination of service. Except as required by law or as set forth in the pertinent Option Agreement, (i) Options granted under the Plan shall not be affected by any change of an employee's or director's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee or director of the Company or any Affiliate, and (ii) Options granted to a consultant of the Company or any Affiliate shall not be affected by a change in status from a consultant to an employee or director of the Company or any Affiliate.


14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".
     -------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for "cause" prior to the time that all his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for "cause" will immediately be forfeited.

     b. The determination of the Administrator made in good faith as to the existence of "cause" will be conclusive on the Participant, the Company and the applicable Affiliate for the purposes of the Plan.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

15.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
     ----------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement and subject to the restrictions set forth in Section 12 hereof, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a. To the extent exercisable but not exercised on the date of termination; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of any additional rights to exercise as would have vested had the Participant not terminated employment due to Disability prior to the end of the next applicable vesting installment period which ends following the date of termination.

     A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator, acting in good faith, shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company or Affiliate and such Participant, in which case such procedure shall be used for such determination). If requested by the Company, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


16.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     --------------------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement and subject to the restrictions set forth in Section 12 hereof, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of any additional rights which would have vested had the Participant not died prior to the end of the next applicable vesting installment period which ends following the date of death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.  EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.
     ------------------------------------------------

     In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

     For purposes of this Section 17 and Section 18 below, a Participant to whom a Stock Grant has been offered under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Section 2 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     In addition, for purposes of this Section 17 and Section 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.


18.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR
     --------------------------------------------------------------------------
     DEATH OR DISABILITY.
     -------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Sections 19, 20, and 21, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".
     ------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for "cause":

     a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

     b. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.


20.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.
     ---------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of an additional portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not become Disabled prior to the end of the vesting period which next ends following the date of Disability.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


21.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     -------------------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of an additional portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not died prior to the end of the vesting period which next ends following the date of death.


22.  PURCHASE FOR INVESTMENT.
     -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or acceptance of such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

     The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).


23.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, (i) the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation; and (ii) if a Change in Control shall have occurred within the twelve (12) months immediately prior to the date of such dissolution or liquidation, such Participant or such Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option then outstanding whether or not such Option is exercisable as of such date.

24.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder which has not previously been exercised or accepted in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement or Stock Grant Agreement:

  A.  Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall
      --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such subdivision, combination or stock dividend as determined in the discretion of the Administrator. The maximum number of Shares subject to options which may be granted pursuant to Section 4(c) and Section 6.A.g of the Plan shall also be proportionately adjusted upon the occurrence of such events.

  B.  Change in Control.  In the event of a Change in Control, each Option
      -----------------
outstanding as of the date such Change in Control is determined to have occurred shall be either: (a) assumed by the successor corporation (or its parent) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or its parent) on an equitable basis, (b) terminated upon written notice to the Participants stating that all Options (for purposes of this Subsection, all Options vested on such date shall be deemed to be exercisable or, at the discretion of the Board of Directors, all Options then outstanding shall be deemed to be exercisable) must be exercised within a specified number of days (which shall not be less than 15 calendar days) from the date such notice is given, at the end of which period the Options shall terminate, or (c) terminated in exchange for a cash payment equal to the excess of the Fair Market

Value of the shares subject to such Options (for purposes of this Subsection, all Options vested on such date shall be deemed to be exercisable or, at the discretion of the Board of Directors, all Options then outstanding shall be deemed to be exercisable) over the exercise price thereof; provided, however, that if any of the treatments of Options pursuant to this Plan set forth in clauses (a), (b) or (c) above would make a Change in Control transaction ineligible for pooling-of-interest accounting under APB No. 16 such that but for the nature of such treatment such transaction would otherwise be eligible for such accounting treatment, the Administrator (or the Board if no Committee has been appointed) shall have the ability to substitute for any cash or other consideration payable under such treatment shares of Common Stock with a Fair Market Value or other consideration with value equal to the cash or other consideration that would otherwise be payable pursuant to such treatment. The determination of which of the treatments set forth in clauses (a), (b) and (c) above to provide and of comparability under clause (a) above shall be made by the Administrator and its determinations shall be final, binding and conclusive.

     With respect to outstanding Stock Grants, in the event of a Change in Control, the Administrator shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Change in Control or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of Change in Control the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

  C.  Corporate Transaction.  In the event of a Corporate Transaction or
      ---------------------
reorganization or recapitalization or similar event, that does not constitute a Change in Control, pursuant to which securities of the Company or of another corporation or entity are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right shall be entitled to receive for the purchase price paid, if any, upon such exercise or acceptance the securities which would have been received if such Stock Right had been exercised or accepted prior to such event.

  D.  Modification of ISOs.  Notwithstanding the foregoing, any adjustments made
      --------------------
pursuant to Subsection A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a "modification" of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


25.  ISSUANCES OF SECURITIES.
     -----------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.  FRACTIONAL SHARES.
     -----------------

     No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.


27.  ANNUAL VALUATION.
     ----------------

     For purposes of Subsection (3) of the definition of Fair Market Value, in
                                                         -----------------
the event that the Company shall have not completed a Registration prior to June __, 2002, the Administrator may cause a valuation firm to determine the Total Equity Value of the Company. The valuation firm shall be an investment bank selected by the Administrator, subject to any approval rights specifically granted to the Company's stockholders.


28.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
     ------------------------------------------------------------------

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.


29.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.  WITHHOLDING.
     -----------

     In the event that any national, federal, state, or local income taxes, employment taxes, insurance contribution withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Section 29) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section 2 of the Plan, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise or acceptance of a Stock Right for less than the then Fair Market Value on the Participant's payment of such additional withholding.


31.  TERMINATION OF THE PLAN.
     -----------------------

     Unless sooner terminated by the Board of Directors, the Plan will terminate on ______________, 2010, and no Stock Rights shall thereafter be granted under the Plan. All Stock Rights granted under the Plan prior to that date shall remain in effect until such Stock Rights shall have been exercised or accepted or terminated in accordance with the terms and provisions of the Plan and the applicable Option Agreements or Stock Grant Agreements. The Board of Directors may terminate the Plan at any time; provided, however, that any such termination will not materially impair any rights under any Stock Right theretofore made under the Plan without the consent of the Participant.


32.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     ------------------------------------

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Board of Directors, including, without limitation, (i) to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable tax treatment (including deferral of taxation upon exercise) as may be afforded under applicable tax laws, (ii) for as long as the Company has a class of stock registered for trading, to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any securities exchange or quotation on any automated quotation system of securities dealers, and (iii) to the extent necessary to comply with the laws of foreign countries in which the Company and its Affiliates have Participants. Any amendment approved by the Board of Directors which the Board of Directors determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, materially adversely affect his or her rights under a Stock Right previously granted to him or her except as required by applicable law. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements or Stock Grant Agreements in a manner which may be materially adverse to the Participant but which is consistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which the Administrator determines is not materially adverse to the Participant but which is consistent with the Plan.

     The Board of Directors may also amend the Plan and all outstanding Stock Rights granted under the Plan, without stockholder or Participant consent, to change the shares that will be issued upon exercise or acceptance of Stock Rights to another class of stock, either ordinary or preferred, of either the Company, an Affiliate, or a corporation, company or other entity that controls the Company (whether through the ownership of voting securities, by contract or otherwise).


33.  SEVERABILITY.
     ------------

     The invalidation or non-enforceability of one or more provisions of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

34.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or the corresponding Affiliate from terminating the employment, director status or consultancy of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

     All Stock Rights shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.

35.  GOVERNING LAW.
     -------------

     This Plan, the Option Agreements and Stock Grant Agreements and the Stock Rights, are governed by, and shall be construed and enforced in accordance with, the law of the State of Delaware.